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                                                                     EXHIBIT 10G

                               COGNEX CORPORATION

         Amendment to 1993 Stock Option Plan for Non-Employee Directors


         The Cognex Corporation 1993 Stock Option Plan for Non-Employee Directors (the "Plan") is hereby amended as follows:

         1. Section 8 of the Plan is hereby deleted in its entirety and the following is substituted therefor:

                  "8.      TRANSFERABILITY OF OPTIONS

                  Any Option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution, except that an optionee may transfer Options granted under this Plan to the optionee's spouse or children or to a trust for the benefit of the optionee or the optionee's spouse or children."

         2. Except as modified hereby, the Plan is hereby ratified and confirmed in all respects.

                                            COGNEX CORPORATION



                                            By: \s\ Anthony J. Medaglia, Jr.
                                                -------------------------------
                                                Clerk

Adopted by the Board of Directors:
     December 16, 1997